TRADE-MARK ASSIGNMENT

THIS Trade-mark Assignment dated for reference the 24th day of November, 2009 (the “Effective Date”).

BETWEEN:

PANGLOBAL BRANDS INC., of 2853 East Pico Blvd., Los Angeles, California 90023

(herein the “Assignor”)

OF THE FIRST PART

AND:

PROVIDENCE WEALTH MANAGEMENT LTD., c/o Mr. Karim Khoury, Chabrier & Partners (Reed Smith), 3 rue du Mont-Blanc P.O. Box 1363 CH - 1211 Geneva 1 Switzerland

(herein the “Assignee”)

OF THE SECOND PART

WHEREAS:

A.           Assignor is the owner of the entire right, title and interest in and to the trade-marks set forth on the attached Schedule (collectively, the “Trade-marks”); and

B.           Assignor desires to transfer to Assignee all of Assignor’s right, title and interest in and to the Trade-marks, their corresponding registrations, as well as all the goodwill associated therewith and all rights of copyright arising in respect the Trade-marks.

WITNESSES THAT in consideration of the sum of $1.00 of lawful money of the United States of America now paid by the Assignee to the Assignor and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Assignor hereby transfers and assigns to the Assignee all right, title and interest which the Assignor has in and to:

(a)	the Trade-marks, including all goodwill appertaining to the said Trade-marks;

(b)	the right to sue for all past, present and future infringement of the said Trade-marks by third parties;

(c)	the rights of the Assignor in and to any Registrations of the said Trade-marks in the United States and all other countries of the world where Registrations have been made; and

(d)	all copyright in the Trade-marks.

EXECUTED and DELIVERED by the Assignor to have effect from the Effective Date.

PANGLOBAL BRANDS INC.

Per:           /s/ Charles Lesser
Authorized Signatory

The Assignee hereby accepts the above assignment and appoints Clark Wilson LLP of 800 – 885 West Georgia Street, Vancouver, B.C., V6C 3H1 as its Agent and the firm to which any Notice in respect of the Trade-marks may be sent and upon which service of any proceedings in respect the Trade-marks may be given or served with the same effect as if they had been given to or served upon the Assignee.

EXECUTED and DELIVERED by the Assignee to have effect from the Effective Date.

PROVIDENCE WEALTH MANAGEMENT LTD.

Per:           /s/ signed
Authorized Signatory

SCHEDULE TO TRADE-MARK ASSIGNMENT
BETWEEN
PANGLOBAL BRANDS INC.
AND
PROVIDENCE WEALTH MANAGEMENT LTD.
Dated November 24, 2009

Trade-mark	Application / Registration No.	Jurisdiction
SCRAPBOOK	Application No. 77/050.256 Registration No. 3,380,238	United States